UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2012

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(Exact Name of Registrant as Specified in Charter)

Switzerland	001-32938	98-0681223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lindenstrasse 8

6340 Baar

Zug, Switzerland

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 41-41-768-1080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Allied World Assurance Company Holdings, AG (the “Company”) held its 2012 Annual General Meeting of Shareholders on May 3, 2012 (the “2012 Annual Shareholder Meeting”). At the 2012 Annual Shareholder Meeting, the Company’s shareholders approved the proposals listed in Item 5.07 hereto as further described in the Company’s definitive proxy statement dated March 16, 2012. The amendments to the Company’s Articles of Association (the “Articles of Association”) to eliminate conditional share capital relating to certain shareholder warrants (Proposal 9) and to extend the Company’s board of directors’ (the “Board”) ability to issue authorized share capital until May 3, 2014 (Proposal 10) are effective immediately and are reflected in the Company’s amended and restated Articles of Association attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company’s shareholders considered the following proposals, each of which is described in greater detail in the Company’s definitive proxy statement dated March 16, 2012.

Proposal 1             Election of Directors

The Company’s shareholders elected the following three Class II Directors to hold office until the Company’s Annual Shareholder Meeting in 2015:

	For	Against	Abstain	Broker Non-Votes
Scott A. Carmilani	30,589,574	425,205	4,200	2,406,752
James F. Duffy	30,995,680	20,980	2,319	2,406,752
Bart Friedman	30,959,971	47,700	11,308	2,406,752

Proposal 2             Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved an advisory vote on the Company’s named executive officer compensation.

For	Against	Abstain	Broker Non-Votes
30,911,275	98,215	9,489	2,406,752

Proposal 3             Approval of the Company’s 2012 Omnibus Incentive Compensation Plan

The Company’s shareholders approved the Allied World Assurance Company Holdings, AG 2012 Omnibus Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
26,542,567	4,470,318	6,004	2,406,752

Proposal 4             Approval of New Share Repurchase Program

The Company’s shareholders approved a new $500 million share repurchase program.

For	Against	Abstain	Broker Non-Votes
25,346,227	5,597,308	75,444	2,406,752

Proposal 5            Approval of Balance Sheet Reclassification

The Company’s shareholders approved the reclassification of “free reserves from capital contributions” to the “general legal reserve from capital contributions” on the balance sheet of the Company’s audited statutory financial statements for the year ended December 31, 2011.

For	Against	Abstain	Broker Non-Votes
30,858,155	156,519	4,305	2,406,752

Proposal 6            Approval of the Company’s Annual Report and Financial Statements

The Company’s shareholders approved the Company’s 2011 Annual Report and its consolidated financial statements and audited statutory financial statements for the year ended December 31, 2011.

For	Against	Abstain	Broker Non-Votes
30,862,620	3,907	152,452	2,406,752

Proposal 7            Approval of Retention of Disposable Profits

The Company’s shareholders approved the retention of disposable profits.

For	Against	Abstain	Broker Non-Votes
31,013,084	1,891	4,004	2,406,752

Proposal 8            Approval of Cancellation of Treasury Shares

The Company’s shareholders approved an amendment to the Articles of Association to reduce the Company’s share capital and participation capital through the cancellation of a portion of shares held in treasury.

For	Against	Abstain	Broker Non-Votes
31,005,315	5,024	8,640	2,406,752

Proposal 9            Approval of Elimination of Conditional Share Capital

The Company’s shareholders approved an amendment to the Articles of Association to eliminate the conditional share capital relating to certain shareholder warrants.

For	Against	Abstain	Broker Non-Votes
31,008,145	7,624	3,210	2,406,752

Proposal 10            Approval of Extension of Board’s Ability to Issue Authorized Share Capital

The Company’s shareholders approved an amendment to the Articles of Association to extend the Board’s ability to issue authorized share capital until May 3, 2014.

For	Against	Abstain	Broker Non-Votes
30,629,009	388,620	1,350	2,406,752

Proposal 11            Approval of Dividend Payments

The Company’s shareholders approved the payment of dividends to the Company’s shareholders in the form of a par value reduction.

For	Against	Abstain	Broker Non-Votes
31,011,918	4,532	2,529	2,406,752

Proposal 12            Election of Auditors

The Company’s shareholders elected Deloitte & Touche Ltd. as the Company’s independent auditor and Deloitte AG as the Company’s statutory auditor, each to serve until the Company’s Annual Shareholder Meeting in 2013.

For	Against	Abstain
33,275,347	126,579	23,805

Proposal 13            Election of Special Auditor

The Company’s shareholders elected PricewaterhouseCoopers AG as the Company’s special auditor to serve until the Company’s Annual Shareholder Meeting in 2013.

For	Against	Abstain
33,352,995	48,107	24,629

Proposal 14            Approval of Granting a Discharge

The Company’s shareholders approved a discharge to the Company’s Board and executive officers from liabilities for their actions during the year ended December 31, 2011.

For	Against	Abstain
33,289,289	126,545	9,897

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

Dated: May 9, 2012	By:	/s/ Wesley D. Dupont
Name: Wesley D. Dupont
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of Allied World Assurance Company Holdings, AG, as amended and restated.